                                                                     EXHIBIT 24





                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr. as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                   /s/ Ronald W. Allen
                                   -------------------------------------------
                                   Ronald W. Allen
                                   Chairman of the Board, President and Chief
                                   Executive Officer
                                   Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                          /s/ Edwin L. Artzt
                                          ---------------------------
                                          Edwin L. Artzt
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                        /s/ Henry A. Biedenharn, III
                                        -------------------------------
                                        Henry A. Biedenharn, III
                                        Director
                                        Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                          /s/ James L. Broadhead
                                          ---------------------------
                                          James L. Broadhead
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                          /s/ Edward H. Budd
                                          ----------------------------
                                          Edward H. Budd
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                          /s/ George D. Busbee
                                          ----------------------------------
                                          George D. Busbee
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.





                                          /s/ R. Eugene Cartledge
                                          ---------------------------------
                                          R. Eugene Cartledge
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                            /s/ Mary Johnston Evans
                                            ------------------------------
                                            Mary Johnston Evans
                                            Director
                                            Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                          /s/ Peter D. Sutherland
                                          --------------------------------
                                          Peter D. Sutherland
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                              /s/ Gerald Grinstein
                                              ------------------------------
                                              Gerald Grinstein
                                              Director
                                              Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                           /s/ Jesse Hill, Jr.
                                           --------------------------------
                                           Jesse Hill, Jr.
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen, Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                           /s/ Andrew J. Young
                                           -------------------------------
                                           Andrew J. Young
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Ronald W. Allen as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1996, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1996.




                                    /s/ Thomas J. Roeck, Jr.
                                    ------------------------------------
                                    Thomas J. Roeck, Jr.
                                    Senior Vice President - Finance
                                    and Chief Financial Officer
                                    Delta Air Lines, Inc.